r77d.txt


PIMCO Variable Insurance Trust

Supplement Dated December 13, 2011 to the
Administrative Class Prospectus (dated April 29, 2011)
(the "Prospectus"), as supplemented from time to time


Disclosure Related to the Duration of the Portfolios

Effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO
Foreign Bond Portfolio (Unhedged)'s Portfolio Summary in the
Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.33 years.

In addition, effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-U.S. Index Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.40 years.

Additionally, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fifth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield, BB-B Rated,
Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.

Additionally, effective immediately, the last sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011 was 6.57 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP1_121311

PIMCO Variable Insurance Trust

Supplement Dated December 13, 2011 to the
Advisor Class and Class M Prospectus (dated April 29, 2011)
(the "Prospectus"), as supplemented from time to time


Disclosure Related to the Duration of the Portfolios

Effective immediately, the second sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.33 years.

In addition, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX NY Index Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fifth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield, BB-B Rated,
Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.

Additionally, effective immediately, the last sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011 was 6.57 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Portfolio's Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration" section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP2_121311

PIMCO Variable Insurance Trust

Supplement Dated December 13, 2011 to the
Institutional Class Prospectus (dated April 29, 2011)
(the "Prospectus"), as supplemented from time to time

Disclosure Related to the Duration of the Portfolios

Effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-U.S. Index Hedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 7.40 years.

In addition, effective immediately, the fourth sentence of the second paragraph of the "Principal Investment Strategies" section of the PIMCO Global Bond Portfolio (Unhedged)'s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX NY Index
Unhedged in USD, as calculated by PIMCO, which as of October 31, 2011 was 6.85 years.

Additionally, effective immediately, the fifth sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO High Yield Portfolio's Portfolio Summary in the
Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.

Additionally, effective immediately, the last sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Real Return Portfolio's Portfolio Summary in the
Prospectus is deleted in its entirety and replaced with the following:

The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011 was 6.57 years.

Additionally, effective immediately, the third sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Total Return Portfolio's Portfolio Summary in the
Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate
Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years.

Additionally, effective immediately, the following sentence is added after the last sentence of the "Characteristics and Risks of Securities and Investment Techniques - Duration"
section in the Prospectus:

PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP9_121311

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Administrative Class Prospectus and
Institutional Class Prospectus (each dated
April 29, 2011) (each a "Prospectus"),
each as supplemented from time to time


Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment
Techniques - Foreign (Non-U.S.) Securities - Emerging
Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Portfolio) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments, and each other Portfolio is
subject to the limitation on investment in emerging market
securities noted in the Portfolio's Portfolio Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure"
is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure"
is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.
A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service
provider.   The factors are applied in order such that the
first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer.
PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin
America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP1_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Advisor Class and Class M Prospectus (dated
April 29, 2011) (the "Prospectus"), as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of the Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments, and each other Portfolio is subject to the limitation on investment in emerging market securities noted in the Portfolio's Portfolio Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets.
In making investments in emerging market securities, a Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP2_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the PIMCO All Asset Portfolio Administrative Class Prospectus, PIMCO All Asset Portfolio Advisor Class Prospectus, PIMCO All Asset Portfolio Institutional Class
Prospectus and PIMCO All Asset Portfolio Class M Prospectus
(each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Certain Underlying PIMCO Funds may invest in securities and instruments that are economically tied to developing
(or "emerging market") countries within the limitations, if any, set forth in each Underlying PIMCO Fund's prospectus.
PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider.
The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure."
The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee,
(iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, an Underlying PIMCO Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference


PVIT_SUPP3_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the PIMCO CommodityRealReturn Strategy Portfolio Administrative Class Prospectus, PIMCO CommodityRealReturn Strategy Portfolio Advisor Class Prospectus, PIMCO Emerging Markets Bond Portfolio Administrative Class Prospectus, PIMCO Emerging Markets Bond Portfolio Advisor Class Prospectus, PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus, PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus, PIMCO Foreign Bond Portfolio
(U.S. Dollar-Hedged) Institutional Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Administrative Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Institutional Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Advisor Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus, PIMCO Global Multi-Asset Portfolio Administrative Class Prospectus, PIMCO
Global Multi-Asset Portfolio Advisor Class Prospectus, PIMCO
High Yield Portfolio Administrative Class Prospectus, PIMCO
High Yield Portfolio Institutional Class Prospectus, PIMCO High Yield Portfolio Advisor Class Prospectus, PIMCO Real Return Portfolio Administrative Class Prospectus, PIMCO Real Return Portfolio Institutional Class Prospectus, PIMCO Real Return Portfolio Advisor Class Prospectus, PIMCO Total Return Portfolio Administrative Class Prospectus, PIMCO Total Return Portfolio Institutional Class Prospectus, PIMCO Total Return Portfolio
Advisor Class Prospectus, PIMCO Unconstrained Bond Portfolio Administrative Class Prospectus, PIMCO Unconstrained Bond
Portfolio Institutional Class Prospectus and PIMCO Unconstrained Bond Portfolio Advisor Class Prospectus, (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time


Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries.
PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP4_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO Low Duration Portfolio Administrative Class Prospectus, PIMCO Low Duration Portfolio Institutional Class Prospectus and PIMCO Low Duration Portfolio Advisor Class Prospectus, (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign
(Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to developing
(or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below.
Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure."
The factors, listed in the order in which they are applied, are:
(i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located,
(ii) if the security is guaranteed by the government of a country
(or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer,
(iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance:
(i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference


PVIT_SUPP5_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO Short-Term Portfolio Administrative Class
Prospectus, PIMCO Short-Term Portfolio Institutional
Class Prospectus and PIMCO Short-Term Portfolio Advisor
Class Prospectus, (each dated April 29, 2011)
(each a "Prospectus"), each as supplemented from time to time


Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing
(or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP6_011712

PIMCO Variable Insurance Trust
Supplement Dated January 17, 2012 to the
PIMCO Foreign Bond Portfolio (Unhedged) Institutional
Class Prospectus and PIMCO Global Multi-Asset Portfolio Institutional Class Prospectus, (each dated January 9, 2012)
(each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure."
The factors, listed in the order in which they are applied, are:
(i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located,
(ii) if the security is guaranteed by the government of a country
(or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer,
(iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance:
(i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investors Should Retain This Supplement For Future Reference


PVIT_SUPP7_011712

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Statement of Additional Information
dated April 29, 2011, as supplemented from time to time (the "SAI")

Disclosure Related to Emerging Market Securities

Effective immediately, the fourth paragraph in the "Investment Objectives and Policies - Foreign Securities" section of the SAI is hereby deleted and replaced with the following:

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's
"country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country
(or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.
A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee,
(iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or
(v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location,
(ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets.
In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Portfolio. For example, a Portfolio may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP8_011712